Grubb & Ellis AGA Realty Income Fund
a series of Trust for Professional Managers (the “Trust”)

January 30, 2009

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated July 23, 2008

The Board of Trustees of the Trust (the “Board”) has approved the redesignation and conversion of the current investor share class of the Grubb & Ellis AGA Realty Income Fund (the “Fund”), effective March 31, 2009.  Shares of the Fund you own as of the close of business on March 30, 2009 will automatically be converted into Class A shares on March 31, 2009.  If you are currently enrolled and purchase shares through the Automatic Investment Plan (“AIP”), after the conversion into Class A shares on March 31, 2009, you will automatically begin purchasing Class A shares through the AIP under the same terms and conditions.  As a current shareholder of investor class shares of the Fund, the sales charge associated with the purchase of Class A shares will always be waived for you provided that you maintain ownership of your shares continuously thereafter. The conversion of your shares into Class A shares is not considered a taxable event.

You may choose to redeem your shares of the Fund prior to March 31, 2009.  However, if the Fund has not received your redemption request or other instruction as of the close of business on March 30, 2009, your shares will be automatically converted into Class A shares.  You should consult with your tax advisor for further information regarding the federal, state and/or local tax consequences of redeeming your Fund shares that are relevant to your specific situation.

Class A shares of the Fund are subject to a 5.00% sales charge (load).  Shares that are converted into Class A shares on March 31, 2009 will not be subject to any sales charge or any other fees as a result of the conversion into Class A shares.  Subsequent purchases of Class A shares will also not be subject to a sales charge provided that shareholders maintain ownership of their shares continuously thereafter.  The Class A sales charge will be waived under certain circumstances for other investors.  If you are an employee of any Grubb & Ellis company, you will not have to pay a sales charge.  In addition, Grubb & Ellis Alesco Global Advisors (the “Advisor”) will continue to waive its fees and/or absorb expenses of the Fund to ensure the Total Annual Fund Operating Expenses do not exceed 1.48% of the Fund’s average net assets.

Please retain this Supplement with your Prospectus for future reference.